DELAWARE(SM)
INVESTMENTS
============                                          Delaware Growth Stock Fund

Growth of Capital

                                                              2000 ANNUAL REPORT

{Growth of Capital Artwork}

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Operations                                       8

  Statements of Changes in
  Net Assets                                                    9

  Financial Highlights                                         10

  Notes to Financial
  Statements                                                   14

  Report of Independent
  Auditors                                                     16
--------------------------------------------------------------------------------

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o   We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o   We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity                o High-yield bonds
    o Mid-cap equity                  o Investment grade bonds
    o Small-cap equity                o Municipal bonds (23 single-state funds)
    o International equity            o International fixed-income
    o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

June 12, 2000

Recap of Events -- At various times during the past 12 months, the U.S. stock market seemed to offer something for everyone. In the opening days of Delaware Growth Stock Fund's fiscal year, the Dow Jones Industrial Average passed the 11,000 milestone for the first time. The Standard & Poor's 500 Index was also near its all time high. Although these well known stock market indexes were rising substantially, most of the gains were limited to a handful of relatively expensive stocks from very large, fast-growing companies (Source: Bloomberg).

In April of 1999, however, investors began to widen their focus as many foreign economies began to recover after several years of economic recession. As the global economy became stronger, investors anticipated faster earnings growth from smaller, overlooked companies (Source: Bloomberg). The long-standing narrow market leadership of large, growth stocks broadened to include less expensive companies of all sizes.

As summer approached, however, rising labor costs and increased foreign demand for U.S. products contributed to inflation concerns. The Federal Reserve Board attempted to cool down the U.S. economy by raising interest rates a total of five times during the Fund's fiscal year and once more this past May. Currently, the federal Funds rate -- the rate banks charge each other for overnight loans -- stands at 6.5%, its highest level since January of 1991.

Although higher interest rates seemed to have little impact on U.S. economic growth, they appeared to send investors back to the most reliable source of earnings growth -- large, rapidly expanding companies. As interest rates continued to rise throughout the fiscal year, the stock market became increasingly volatile, as investors alternated between the higher priced stocks of large growing companies and the expensive small and mid-size company stocks.

One constant throughout the past 12 months, however, was the remarkable performance of technology stocks from companies of all sizes. Tech stocks benefited as investors anticipated explosive growth, particularly from Internet-related companies. As the year progressed, soaring demand for technology stocks and higher prices contributed significantly to the overall market's gains.

Total Return
For Period Ended April 30, 2000                               One Year
-------------------------------------------------------------------------
Delaware Growth Stock Fund Class A                             -4.84%
-------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average (523 funds)               -0.35%
Standard & Poor's 500 Index                                   +10.12%
-------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance for all Fund classes can be found on page 6. The Lipper Multi-Cap Value Funds Average represents the average returns of multi-cap value mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

{Growth of Capital Artwork}
--------------------------------------------------------------------------------

During the first calendar quarter of 2000, higher energy prices and a tight labor market pushed consumer and producer prices slightly higher. Inflation concerns began to impact the performance of all market sectors, including technology stocks. After passing the 5000 milestone in early March, the Nasdaq Composite Index fell sharply several times during the month, but each time recovered. In April, however, technology stocks were clearly trending downward as the Nasdaq fell 25% from its record high.

Delaware Growth Stock Fund's returns were somewhat disappointing over the past 12 months as the stock market generally rewarded more aggressive investors. The Fund focuses primarily on stocks rated A+ or A by Standard and Poor's. Unfortunately, most of the market's best performing technology stocks did not meet this rating criterion.

Our smaller allocation to technology stocks hurt Delaware Growth Stock Fund's performance for the 12 months ended April 30, 2000. However, it is important to remember that technology stock returns during the past year were highly unusual and cannot be sustained. In fact, during March and April of 2000, the stocks of higher rated, dividend-paying companies modestly outperformed many of the more speculative technology-related companies (Source: Bloomberg).

Market Outlook -- We anticipate volatile stock market conditions as the Federal Reserve uses higher interest rates to keep the U.S. economy from growing too fast. Investors seem uncertain whether to back the fortunes of high-flying "new economy" stocks in the Nasdaq Composite or the more familiar "old economy" stocks in the Dow Jones Industrial Average.

Although no one is certain which market sector will prevail, we believe that over the long term, high quality, dividend-paying companies, like those in Delaware Growth Stock Fund, offer investors attractive opportunities for capital appreciation and income. Nevertheless, we plan to maintain a slightly higher allocation to technology companies in order to take advantage of opportunities in that investment sector.

We thank you for your continued investment with Delaware Investments.
Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

James King
Voyageur Asset
Management, LLC
Senior Portfolio Manager

June 12, 2000
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Growth Stock Fund looks to invest in established, high-quality companies rated A+ or A by Standard and Poor's. We also look for consistent long-term earnings growth, dividend increases, and low stock prices relative to earnings. Over the last 12 months, our conservative investment approach was generally out of step with recent market trends.

Your Fund posted a -4.84% total return (Class A shares at net asset value with distributions reinvested) for the 12 months ended April 30, 2000. This was substantially less than the S&P 500 Index and the Lipper Multi-Cap Value Funds Average. Our small allocation to technology stocks throughout the year was the primary reason for our underperformance.

Historically, higher rated companies have most consistently expanded their profits. Last year, however, a number of technology companies with low ratings experienced remarkable price appreciation. In fact, over the last 12 months, the lowest rated stocks (rated C and D by Standard & Poor's) substantially outperformed higher quality issues.

Also working against Delaware Growth Stock Fund's performance relative to the S&P 500 Index was our equal weighting of companies in the portfolio. Unlike the S&P 500 Index, which weights performance according to the size of the companies in the index, we hold nearly equal positions of each company in the Fund. Although equal weighting has proven effective over the long-term, it worked against the Fund this past year, especially during the early months of the fiscal year when a few large-company stocks were capturing nearly all of the market's gains (Source: Bloomberg).

Portfolio Highlights

Computers & Technology
Although we invested less significantly in technology companies than the S&P 500 Index, some of our best performing stocks over the past 12 months were in the technology sector. Our holdings of Intel, the well-known manufacturer of processing chips for computers and network servers, rose due to its strong competitive position and expectations of rapid growth for Internet companies.

Hewlett-Packard was another technology company that performed well for Delaware Growth Stock Fund during the fiscal year. Manufacturing a variety of computer products, including printers and scanners, Hewlett-Packard benefited from increased demand for technology stocks, particularly during the fall and winter months of 1999. Our shares of Hewlett-Packard also increased in value due to higher investor expectations after a new management team was hired to lead the company.

{Growth of Capital Artwork}
--------------------------------------------------------------------------------

Financial and Business Services
Financial services companies generally delivered disappointing performance during the past six months, largely due to rising interest rates and concerns about inflation. This lowered the value of our holdings of Jefferson-Pilot, an insurance company, as investors became increasingly concerned that higher interest rates would slow earnings growth.

Despite the disappointing short-term total returns of financial stocks, many of our financial holdings offer a high dividend relative to the market. Given the recent volatility of higher priced alternatives, we believe financial stocks could become more attractive as investors seek reasonably-priced companies with consistent earnings track records.

Consumer Stocks
Retail and consumer stocks were somewhat volatile during the first six months of your Fund's fiscal year due to rising interest rates, higher labor costs and Internet competition.

Our holdings of Albertson's, the nation's second largest retail grocer, fell as it attempted to integrate newly acquired stores following a recent merger. Nevertheless, we remain optimistic about Albertson's, and expect improved performance once the company has had an opportunity to adjust to the merger.

During the fiscal year, we took advantage of reduced prices and added shares of Newell Rubbermaid to the Delaware Growth Stock Fund portfolio. Following Newell's acquisition of Rubbermaid, share prices fell while the companies worked to profitably integrate their operations. We maintain a positive long-term outlook for Newell Rubbermaid and anticipate improved performance once the businesses are fully integrated and begin operating more efficiently.

Outlook
We believe technology stocks will be hard-pressed to match the momentum generated throughout 1999. However, we expect to continue seeing relatively strong returns in that sector. Over the past 12 months, we increased our technology allocation from 8.45% to more than 19% of the Fund. Our current allocation, while still significantly less than the S&P 500 Index, should help us deliver more competitive returns if technology stocks experience additional price rallies.

The American economy, now in its tenth year of economic expansion, continues to grow rapidly with relatively little inflation. The increased productivity of American workers seems to be helping businesses absorb rising labor and materials costs and avoid raising their prices. Still, we are encouraged that the Federal Reserve is making policy decisions in an attempt to prevent future inflation problems. Rising interest rates, however, could lead to more stock market volatility.

Historically, funds that focus on stable, higher quality investments, like Delaware Growth Stock Fund, have performed better during periods of slower economic growth and less robust stock market performance. If interest rates continue to rise, leading to less dramatic expansion, we anticipate improved performance for many Delaware Growth Stock Fund holdings during the coming months.

Top Portfolio Holdings
April 30, 2000

Company                            Industry                           Percentage of Net Assets
----------------------------------------------------------------------------------------------
 1. Oracle                         Computers & Technology                       4.11%
----------------------------------------------------------------------------------------------
 2. Automatic Data Processing      Computers & Technology                       3.97%
----------------------------------------------------------------------------------------------
 3. General Electric               Electronics & Electrical Equipment           3.86%
----------------------------------------------------------------------------------------------
 4. Sherwin-Williams               Retail                                       3.78%
----------------------------------------------------------------------------------------------
 5. Jefferson-Pilot                Banking, Finance & Insurance                 3.72%
----------------------------------------------------------------------------------------------
 6. Albertson's                    Retail                                       3.71%
----------------------------------------------------------------------------------------------
 7. Intel                          Electronics & Electrical Equipment           3.69%
----------------------------------------------------------------------------------------------
 8. Bemis                          Packaging & Containers                       3.62%
----------------------------------------------------------------------------------------------
 9. Abbott Laboratories            Healthcare & Pharmaceuticals                 3.53%
----------------------------------------------------------------------------------------------
10. Wal-Mart Stores                Retail                                       3.47%
----------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide long-term capital appreciation through investment in equity securities diversified among individual companies and industries.

Total Fund Assets
$44.73 million

Number of Holdings
30

Fund Start Date
August 1, 1985

Your Fund Manager
James King is a Senior Portfolio Manager at Voyageur Asset Management, LLC with over 30 years investment experience. Prior to joining Voyageur in 1993, he was President and Chief Investment Officer of King Management Company. Mr. King is also a lecturer at the Drake University School of Finance.

NASDAQ Symbols
Class A  GRGSX
Class B  DVGSX
Class C  DVGRX
--------------------------------------------------------------------------------

DELAWARE GROWTH STOCK FUND PERFORMANCE
--------------------------------------
Growth of a $10,000 Investment
April 30, 1990 through April 30, 2000

                     Delaware Growth        Standard & Poor's
                       Stock Fund               500 Index
                     ---------------        -----------------
Apr-90                  $ 9,425                  $10,000
Oct-90                  $ 7,666                  $ 9,363
Apr-91                  $10,477                  $11,762
Oct-91                  $12,366                  $12,499
Apr-92                  $12,977                  $13,412
Oct-92                  $13,573                  $13,743
Apr-93                  $13,163                  $14,651
Oct-93                  $13,503                  $15,797
Apr-94                  $13,211                  $15,430
Oct-94                  $13,746                  $16,408
Apr-95                  $15,452                  $18,126
Oct-95                  $17,338                  $20,746
Apr-96                  $19,311                  $23,602
Oct-96                  $20,715                  $25,745
Apr-97                  $22,195                  $29,534
Oct-97                  $25,673                  $34,012
Apr-98                  $30,022                  $41,662
Oct-98                  $30,233                  $41,491
Apr-99                  $32,891                  $50,758
Oct-99                  $32,610                  $52,146
Apr-00                  $31,300                  $55,898

Chart assumes $10,000 invested on April 30, 1990. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to different charges and expenses. Past performance does not guarantee future results

Average Annual Total Returns
Through April 30, 2000                       Lifetime   10 Years    Five Years   One Year
--------------------------------------------------------------------------------------------
Class A (Est. 8/1/85)
   Excluding Sales Charge                    +14.75%     +13.48%      +15.16%      -4.84%
   Including Sales Charge                    +14.29%     +12.81%      +13.81%     -10.32%
--------------------------------------------------------------------------------------------
Class B (Est. 9/8/95)
   Excluding Sales Charge                    +13.48%                               -5.56%
   Including Sales Charge                    +13.20%                               -9.61%
--------------------------------------------------------------------------------------------
Class C (Est. 10/21/95)
   Excluding Sales Charge                    +12.81%                               -5.45%
   Including Sales Charge                    +12.81%                               -6.26%
--------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charge, assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, ten-year, five-year and one-year periods ended April 30, 2000 for Delaware Growth Stock Fund's Institutional Class were +14.84%, +13.60%, +15.41% and -4.59%, respectively.
The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on August 29, 1997. Performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

NASDAQ Symbol Institutional Class: VOGIX

Statement of Net Assets

Delaware Growth Stock Fund
--------------------------

                                                         Number of      Market
April 30, 2000                                             Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 96.64%
 Automobiles & Automotive Parts - 3.46%
 Genuine Parts ........................................    59,000   $ 1,548,750
                                                                    -----------
                                                                      1,548,750
                                                                    -----------
 Banking, Finance & Insurance  - 9.68%
 Jefferson-Pilot ......................................    25,000     1,664,062
 KeyCorp ..............................................    77,000     1,424,500
 SouthTrust ...........................................    52,000     1,241,500
                                                                    -----------
                                                                      4,330,062
                                                                    -----------
 Cable, Media & Publishing - 3.00%
 Gannett ..............................................    21,000     1,341,375
                                                                    -----------
                                                                      1,341,375
                                                                    -----------

 Chemicals - 3.09%
 Sigma-Aldrich ........................................    47,000     1,380,625
                                                                    -----------
                                                                      1,380,625
                                                                    -----------
 Computers & Technology - 19.78%
 Automatic Data Processing ............................    33,000     1,775,812
*Cisco Systems ........................................    22,000     1,525,218
 Hewlett-Packard ......................................    10,000     1,350,000
*Microsoft ............................................    14,000       976,500
*Oracle ...............................................    23,000     1,838,563
*Sun Microsystems .....................................    15,000     1,379,062
                                                                    -----------
                                                                      8,845,155
                                                                    -----------
 Electronics & Electrical Equipment - 10.99%
 Emerson Electric .....................................    28,000     1,536,500
 General Electric .....................................    11,000     1,729,750
 Intel ................................................    13,000     1,648,563
                                                                    -----------
                                                                      4,914,813
                                                                    -----------
 Energy - 6.42%
 Royal Dutch Petroleum ................................    24,000     1,377,000
 Shell Transport & Trading - ADR ......................    31,000     1,495,750
                                                                    -----------
                                                                      2,872,750
                                                                    -----------
 Food, Beverage & Tobacco - 6.53%
 ConAgra ..............................................    75,000     1,415,625
 Sysco ................................................    40,000     1,505,000
                                                                    -----------
                                                                      2,920,625
                                                                    -----------
 Healthcare & Pharmaceuticals - 10.19%
 Abbott Laboratories ..................................    41,000     1,575,938
 Merck & Company ......................................    22,000     1,529,000
 Schering-Plough ......................................    36,000     1,451,250
                                                                    -----------
                                                                      4,556,188
                                                                    -----------
 Industrial Machinery - 2.81%
 Grainger (W.W.) ......................................    29,000     1,257,875
                                                                    -----------
                                                                      1,257,875
                                                                    -----------
 Packaging & Containers - 6.92%
 Bemis ................................................    44,000     1,619,750
 Illinois Tool Works ..................................    23,000     1,473,438
                                                                    -----------
                                                                      3,093,188
                                                                    -----------
 Retail - 10.96%
 Albertson's ..........................................    51,000     1,660,688
 Sherwin-Williams .....................................    68,000     1,691,500

                                                         Number of      Market
April 30, 2000                                             Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
Wal-Mart Stores .......................................    28,000   $ 1,550,500
                                                                    -----------
                                                                      4,902,688
                                                                    -----------
Textiles, Apparel, & Furniture - 2.81%
Newell Rubbermaid .....................................    50,000     1,259,375
                                                                    -----------
                                                                      1,259,375
                                                                    -----------
Total Common Stock (cost $36,909,755) .................              43,223,469
                                                                    -----------
Short-Term Investments - 3.61%
Wells Fargo Treasury Fund ............................. 1,616,101     1,616,101
                                                                    -----------
Total Short-Term Investments
(cost $1,616,101) .....................................               1,616,101
                                                                    -----------
Total Market Value of Securities -
 100.25% (cost $38,525,856) ...........................              44,839,570

Liabilities Net of Receivables and Other
 Assets - (0.25%) .....................................                (113,887)
                                                                    -----------
Net Assets Applicable to 1,697,345
 Shares Outstanding - 100.00% .........................             $44,725,683
                                                                    -----------
Net Asset Value - Delaware Growth Stock
 Fund A Class ($35,758,327 / 1,349,641
 Shares) ..............................................                  $26.49
                                                                    -----------
Net Asset Value - Delaware Growth Stock
 Fund B Class ($5,558,371 / 217,002 Shares) ...........                  $25.61
                                                                    -----------
Net Asset Value - Delaware Growth Stock
 Fund C Class ($1,941,826 / 75,762 Shares) ............                  $25.63
                                                                    -----------
Net Asset Value - Delaware Growth Stock
 Fund Institutional Class ($1,467,159 /
 54,940 Shares) .......................................                  $26.70
                                                                    -----------
Components of Net Assets at April 30, 2000:
Shares of beneficial interest (unlimited
 authorization - no par) ..............................             $35,312,311
Accumulated net realized gain
 on investments .......................................               3,099,658
Net unrealized appreciation of investments ............               6,313,714
                                                                    -----------
Total net assets ......................................             $44,725,683
                                                                    ===========

----------
*Non-income producing security for the period ended April 30, 2000.
   ADR - American Depository Receipt
Net Asset Value and Offering Price Per
   Share - Delaware Growth Stock Fund
Net asset value A Class (A)                                              $26.49
Sales charge (5.75% of offering price or 6.12%
   of amount invested per share) (B)                                       1.62
                                                                    -----------
Offering price                                                          $28.11
                                                                    ===========
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more. See accompanying notes

Statement of Operations

Year Ended April 30, 2000                                                       Delaware Growth Stock Fund
----------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...................................................................    $ 89,090
Dividends ..................................................................     968,804       $ 1,057,894
                                                                                --------

Expenses:
Management fees ............................................................     325,944
Dividend disbursing and transfer agent fees and expenses ...................     207,540
Distribution expense .......................................................     173,588
Registration fees ..........................................................      57,000
Reports and statements to shareholders .....................................      23,000
Accounting and administration ..............................................      22,100
Professional fees ..........................................................       7,100
Trustees' fees .............................................................       3,900
Custodian fees .............................................................       3,600
Taxes (other than taxes on income) .........................................       1,100
Other ......................................................................      10,607
                                                                                --------
                                                                                 835,479
Less expenses paid indirectly ..............................................      (1,160)
                                                                                --------
Total operating expenses ...................................................     834,319
Interest expenses ..........................................................       1,042           835,361
                                                                                --------       -----------
Net Investment Income                                                                              222,533
                                                                                               -----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments ...........................................                     6,981,072
Net change in unrealized appreciation/depreciation of investments ..........                    (9,939,131)
                                                                                               -----------

Net Realized and Unrealized Loss on Investments ............................                    (2,958,059)
                                                                                               -----------

Net Decrease in Net Assets Resulting from Operations .......................                   $(2,735,526)
                                                                                               ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                Delaware Growth Stock Fund
----------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                                4/30/00            4/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................................   $   222,533     $    87,104
Net realized gain on investments ...........................................     6,981,072       5,370,799
Net change in unrealized appreciation/depreciation of investments ..........    (9,939,131)     (1,052,537)
                                                                               -----------     -----------
Net (increase) decrease in net assets resulting from operations ............    (2,735,526)      4,405,366
                                                                               -----------     -----------
Distributions to Shareholders From:
Net investment income:
  A Class ..................................................................      (320,451)             --
  B Class ..................................................................            --              --
  C Class ..................................................................            --              --
  Institutional Class ......................................................       (22,344)             --

Net realized gain on investments:
  A Class ..................................................................    (6,220,731)     (2,792,065)
  B Class ..................................................................      (756,049)       (171,753)
  C Class ..................................................................      (250,151)        (85,614)
  Institutional Class ......................................................      (263,843)        (52,950)
                                                                               -----------     -----------
                                                                                (7,833,569)     (3,102,382)
                                                                               -----------     -----------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ..................................................................     5,914,835      10,358,617
  B Class ..................................................................     3,158,686       2,905,442
  C Class ..................................................................       945,024         701,988
  Institutional Class ......................................................     1,101,206       1,220,007
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
  A Class ..................................................................     6,238,901       2,653,394
  B Class ..................................................................       708,831         154,045
  C Class ..................................................................       248,425          77,672
  Institutional Class ......................................................       286,187          52,950
                                                                               -----------     -----------
                                                                                18,602,095      18,124,115
                                                                               -----------     -----------
Cost of shares repurchased:
  A Class ..................................................................   (12,986,330)     (9,955,086)
  B Class ..................................................................    (1,679,975)       (637,390)
  C Class ..................................................................      (539,416)       (293,684)
  Institutional Class ......................................................    (1,391,242)       (260,902)
                                                                               -----------     -----------
                                                                               (16,596,963)    (11,147,062)
                                                                               -----------     -----------
Increase in net assets derived from capital share transactions .............     2,005,132       6,977,053
                                                                               -----------     -----------
Net Increase (Decrease) in Net Assets ......................................    (8,563,963)      8,280,037
Net Assets:
Beginning of period ........................................................    53,289,646      45,009,609
                                                                               -----------     -----------
End of period ..............................................................   $44,725,683     $53,289,646
                                                                               -----------     -----------


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Growth Stock Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              4/30/00     4/30/99     4/30/98(1)   4/30/97     4/30/96

Net asset value, beginning of period .......................  $32.550     $31.830      $25.340     $23.660      $19.910

Income (loss) from investment operations:
  Net investment income ....................................    0.157       0.075        0.029       0.160        0.080
  Net realized and unrealized gain (loss) on investments ...   (1.543)      2.790        8.591       3.360        4.820
                                                              ---------------------------------------------------------
  Total from investment operations .........................   (1.386)      2.865        8.620       3.520        4.900
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.227)       none       (0.113)     (0.080)      (0.110)
  Distributions from net realized gain on investments ......   (4.447)     (2.145)      (2.017)     (1.760)      (1.040)
                                                              ---------------------------------------------------------
  Total dividends and distributions ........................   (4.674)     (2.145)      (2.130)     (1.840)      (1.150)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $26.490     $32.550      $31.830     $25.340      $23.660
                                                              ---------------------------------------------------------

Total return(2).............................................   (4.84%)      9.56%       35.27%      15.27%       25.00%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $35,759     $45,342      $41,196     $34,255      $28,956
  Ratio of expenses to average net assets ..................    1.56%       1.68%        1.75%       1.72%        1.78%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.56%       1.71%        1.82%       1.72%        1.87%
  Ratio of net investment income to average net assets .....    0.54%       0.25%        0.07%       0.68%        0.36%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly    0.54%       0.22%        0.00%       0.68%        0.27%
  Portfolio turnover .......................................      43%         36%           9%         29%          37%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge. See accompanying notes

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Growth Stock Fund B Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               Period
                                                                                     Year Ended              9/8/95(2) to
                                                               4/30/00    4/30/99     4/30/98(1)   4/30/97     4/30/96

Net asset value, beginning of period .......................  $31.610      $31.200     $24.930      $23.390     $21.640

Income (loss) from investment operations:
  Net investment income (loss) .............................   (0.074)     (0.149)      (0.165)       none        0.060
  Net realized and unrealized gain (loss) on investments ...   (1.479)      2.704        8.425       3.300        2.960
                                                              ---------------------------------------------------------
  Total from investment operations .........................   (1.553)      2.555        8.260       3.300        3.020
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................     none        none         none        none       (0.230)
  Distributions from net realized gain on investments ......   (4.447)     (2.145)      (1.990)     (1.760)      (1.040)
                                                              ---------------------------------------------------------
  Total dividends and distributions ........................   (4.447)     (2.145)      (1.990)     (1.760)      (1.270)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $25.610     $31.610      $31.200     $24.930      $23.390
                                                              ---------------------------------------------------------

Total return(3) ............................................   (5.56%)      8.72%       34.29%      14.50%       14.37%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $5,558      $4,457       $1,903      $1,182         $454
  Ratio of expenses to average net assets ..................    2.31%       2.43%        2.50%       2.47%        2.41%
  Ratio of expenses to average net assets prior to expens
    limitation and expenses paid indirectly ................    2.31%       2.46%        2.57%       2.47%        2.50%
  Ratio of net investment loss to average net assets .......   (0.21%)     (0.50%)      (0.67%)     (0.01%)      (0.62%)
  Ratio of net investment loss to average net assets prior to
    expense limitation and expenses paid indirectly ........   (0.21%)     (0.53%)      (0.74%)     (0.01%)      (0.71%)
  Portfolio turnover .......................................      43%         36%           9%         29%          37%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge. See accompanying notes



                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Growth Stock Fund C Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                Period
                                                                                     Year Ended             10/21/95(2) to
                                                              4/30/00     4/30/99    4/30/98(1)    4/30/97      4/30/96
Net asset value, beginning of period .......................  $31.600     $31.190      $24.930     $23.430      $22.610

Income (loss) from investment operations:
  Net investment income (loss) .............................   (0.070)     (0.149)      (0.192)      0.070        0.110
  Net realized and unrealized gain (loss) on investments ...   (1.453)      2.704        8.442       3.220        2.000
                                                              ---------------------------------------------------------
  Total from investment operations .........................   (1.523)      2.555        8.250       3.290        2.110
                                                              ---------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................     none        none         none      (0.030)      (0.250)
  Distributions from net realized gain on investments ......   (4.447)     (2.145)      (1.990)     (1.760)      (1.040)
                                                              ---------------------------------------------------------
  Total dividends and distributions ........................   (4.447)     (2.145)      (1.990)     (1.790)      (1.290)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $25.630     $31.600      $31.190     $24.930      $23.430
                                                              ---------------------------------------------------------

Total return(3) ............................................   (5.45%)      8.72%       34.25%      14.42%        9.72%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $1,942      $1,631       $1,112        $712         $104
  Ratio of expenses to average net assets ..................    2.31%       2.43%        2.50%       2.47%        2.35%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    2.31%       2.46%        2.57%       2.47%        2.43%
  Ratio of net investment income (loss) to average net assets  (0.21%)     (0.50%)      (0.67%)      0.14%       (0.65%)
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly   (0.21%)     (0.53%)      (0.74%)      0.14%       (0.73%)
  Portfolio turnover .......................................      43%         36%           9%         29%          37%


----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge. See accompanying notes



                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                    Delaware Growth Stock Fund Institutional Class
---------------------------------------------------------------------------------------------------------
                                                                                                  Period
                                                                            Year Ended         8/29/97(1) to
                                                                      4/30/00       4/30/99      4/30/98(2)
Net asset value, beginning of period ................................ $32.840       $32.030       $27.520

Income (loss) from investment operations:
  Net investment income .............................................   0.229         0.153         0.047
  Net realized and unrealized gain (loss) on investments ............  (1.547)        2.802         5.803
                                                                      -----------------------------------
  Total from investment operations ..................................  (1.318)        2.955         5.850
                                                                      -----------------------------------

Less dividends and distributions:
  Dividends from net investment income ..............................  (0.375)         none        (0.040)
  Distributions from net realized gain on investments ...............  (4.447)       (2.145)       (1.300)
                                                                      -----------------------------------
  Total dividends and distributions .................................  (4.822)       (2.145)       (1.340)
                                                                      -----------------------------------

Net asset value, end of period ...................................... $26.700       $32.840       $32.030
                                                                      -----------------------------------
Total return(3) .....................................................  (4.59%)        9.79%        21.41%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........................  $1,467        $1,860          $799
  Ratio of expenses to average net assets ...........................   1.31%         1.43%         1.50%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .........................   1.31%         1.46%         1.57%
  Ratio of net investment income to average net assets ..............   0.79%         0.50%         0.33%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly ........   0.79%         0.47%         0.26%
Portfolio turnover ..................................................     43%           36%            9%


----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.


                             See accompanying notes

Notes to Financial Statements

April 30, 2000
--------------------------------------------------------------------------------
Voyageur Mutual Funds III (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers three series: Delaware Select Growth Fund (formerly Aggressive Growth Fund), Delaware Growth Stock Fund and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Growth Stock Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Delaware Growth Stock Fund's objective is to seek long-term capital appreciation through investment in equity securities diversified through companies and industries.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,160 for the year ended April 30, 2000. The expenses paid under the above arrangement are included in the applicable expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets in excess $2,500 million. At April 30, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $24,573.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, LLC with respect to the management of the Fund. The sub-advisor receives a sub-advisory fee from DMC for its services. The Fund does not pay any fees to the sub-advisor.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expense payable to DSC of $12,262.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At April 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $5,184.

For the year ended April 30, 2000, DDLP earned $11,686 for commissions on sales of the Fund A Class shares.

April 30, 2000
--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued) Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

During the year ended April 30, 2000, the Fund made purchases of $20,824,841 and sales of $23,757,534 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $6,173,548 of which $9,306,655 related to unrealized appreciation of securities and $3,133,107 related to unrealized depreciation of securities. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $38,666,022.

4. Capital Shares

Transactions in capital shares were as follows:
                                                              Year Ended
                                                          4/30/00     4/30/99
Shares sold:
  A Class .........................................       204,573     334,779
  B Class .........................................       113,526      96,281
  C Class .........................................        34,884      23,019
  Institutional Class .............................        38,501      38,269

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .........................................       217,621      86,732
  B Class .........................................        25,717       5,158
  C Class .........................................         8,936       2,601
  Institutional Class .............................         9,905       1,718
                                                          -------      ------
                                                          653,663     588,557
                                                          -------     -------

Shares repurchased:
  A Class .......................................        (465,761)   (322,631)
  B Class .......................................         (63,238)    (21,442)
  C Class .......................................         (19,678)     (9,654)
  Institutional Class ...........................         (50,093)     (8,295)
                                                         --------    --------
                                                         (598,770)   (362,022)
                                                         --------    --------
Net increase                                               54,893     226,535
                                                         ========    ========

--------------------------------------------------------------------------------
5. Line of Credit

Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Growth Stock Fund had a committed line of credit of $2,500,000. The Fund had no amounts outstanding at April 30, 2000 or at any time during the fiscal year.

6. Tax Information (unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes is sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
For the fiscal year ended April 30, 2000, the Fund designates as long term capital gains and ordinary income distributions paid during the year as follows:

        (A)                   (B)
     Long-Term             Ordinary          (C)
   Capital Gains            Income          Total           (D)
   Distributions        Distributions   Distributions   Qualifying
    (Tax Basis)          (Tax Basis)     (Tax Basis)     Dividends(1)
   -------------        -------------   -------------   ------------
        92%                   8%             100%           100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.
----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


To the Shareholders and Board of Trustees

Voyageur Mutual Funds III - Delaware Growth Stock Fund

We have audited the accompanying statement of net assets of Delaware Growth Stock Fund (the "Fund") as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth Stock Fund at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 5, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital
   o  Technology and
       Innovation Fund
   o  Select Growth Fund
   o  Trend Fund
   o  Growth Opportunities
       Fund*
   o  Small Cap Value Fund
   o  U.S. Growth Fund
   o  Tax-Efficient Equity Fund
   o  Social Awareness Fund

Total Return
   o  Blue Chip Fund
   o  Devon Fund
   o  Growth and Income Fund
   o  Decatur Equity
       Income Fund
   o  REIT Fund
   o  Balanced Fund

International and Global
   o  Emerging Markets Fund
   o  New Pacific Fund
   o  Overseas Equity Fund
   o  International Equity Fund
   o  Global Equity Fund
   o  Global Bond Fund

Current Income
   o  Delchester Fund
   o  High-Yield
       Opportunities Fund
   o  Strategic Income Fund
   o  Corporate Bond Fund
   o  Extended Duration
       Bond Fund
   o  American Government
       Bond Fund
   o  U.S. Government
       Securities Fund
   o  Limited-Term
       Government Fund

Tax-Exempt Income
   o  National High-Yield
       Municipal Bond Fund
   o  Tax-Free USA Fund
   o  Tax-Free Insured Fund
   o  Tax-Free USA
       Intermediate Fund
   o  State Tax-Free Funds**

Stability of Principal
   o  Cash Reserve
   o  Tax-Free Money Fund

Asset Allocation
   o  Foundation Funds
       Growth Portfolio
       Balanced Portfolio
       Income Portfolio

 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Growth Stock Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Stock Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

Subadvisor
Voyageur Asset Management, LLC
Minneapolis, MN

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682

(3217)                                        Printed in the USA
AR-409 [4/00] PPL 6/00                                     (J5937)